Destra Investment Trust
 Destra Dividend Total Return Fund
(the “Fund”)

Supplement Dated February 1, 2017

To the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
Dated February 1, 2017
The following information supplements the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:
At a meeting held on November 16, 2016, the Board of Trustees of Destra Investment Trust (the “Trust”) unanimously approved the reorganization of the Fund into the Direxion Hilton Tactical Income Fund (the “Acquiring Fund”), a series of Direxion Funds. The reorganization was proposed by Destra Capital Advisors LLC, investment adviser to the Fund.
The reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Fund at a special meeting of the shareholders expected to be held on March 16, 2017.  The reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.  Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganization.
The reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in March 2017. Prior to the reorganization, shareholders of the Fund may continue to purchase and redeem their shares subject to the limitations described in the Fund’s Prospectus.
Additional information, including a description of the proposed reorganization and information about fees, expenses and risk factors, will be provided to shareholders of the Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in February 2017.  The Prospectus/Proxy Statement will provide information regarding the time and location of the shareholder meeting where the reorganization will be considered.
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Please Keep this Supplement with Your Fund’s Summary Prospectus, Prospectus and Statement of Additional Information for Future Reference